    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1999
                                              REGISTRATION NO. ________________

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                           DALEEN TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                          65-0944514
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                         Identification Number)

                              902 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487
          (Address of Principal Executive Offices, Including Zip Code)

                         ------------------------------

      DALEEN TECHNOLOGIES, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN
           DALEEN TECHNOLOGIES, INC. 1998 INCENTIVE STOCK OPTION PLAN DALEEN TECHNOLOGIES, INC. 1997 INCENTIVE STOCK OPTION PLAN DALEEN TECHNOLOGIES, INC. 1995 INCENTIVE STOCK OPTION PLAN
    DALEEN TECHNOLOGIES, INC. 1998 EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN DALEEN TECHNOLOGIES, INC. 1996 EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN DALEEN TECHNOLOGIES, INC. 1994 EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN
                           (Full title of the Plans)

                         ------------------------------

                                                                   COPY TO:
                JAMES DALEEN                               JEFFREY L. SCHULTE, ESQ.
    CHAIRMAN AND CHIEF EXECUTIVE OFFICER               MORRIS, MANNING & MARTIN, L.L.P.
          DALEEN TECHNOLOGIES, INC.                     1600 ATLANTA FINANCIAL CENTER
            902 CLINT MOORE ROAD                          3343 PEACHTREE ROAD, N.E.
          BOCA RATON, FLORIDA 33487                         ATLANTA, GEORGIA 30326
               (561) 999-8000                                   (404) 233-7000
 (Name and Address and Telephone Number, Including Area Code, of Agent for Service.)

                        --------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                 Proposed Maximum     Proposed Maximum
          Title of Securities                Amount to be         Offering Price     Aggregate Offering        Amount of
            to be Registered                Registered (1)          Per Share               Price         Registration Fee (2)
----------------------------------------- -------------------- --------------------- -------------------- ---------------------
     Common Stock, $0.01 par value             2,674,727             $14.625           $39,117,882.37          $10,874.77
               per share

----------------------
(1) Represents (i) 737,750 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. Amended and Restated Stock Incentive Plan, (ii) 1,274,887 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1998 Incentive Stock Option Plan, (iii) 149,336 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1997 Incentive Stock Option Plan, (iv) 153,487 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1995 Incentive Stock Option Plan, (v) 186,924 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1998 Employee Non-Qualified Stock Option Plan, (vi) 157,398 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1996 Employee Non-Qualified Stock Option Plan, and (vii) 14,945 shares of our common stock reserved for issuance under the Daleen Technologies, Inc. 1994 Employee Non-Qualified Stock Option Plan.
(2) Estimated pursuant to Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices of our common stock on October 8, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


         The documents containing the information specified in Part I will be sent or given to employees and/or directors of Daleen Technologies, Inc. (the "Company") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions of Part I of Form S-8, these documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated herein by reference:

         (a) the Company's Prospectus, filed with the Commission on October 1, 1999 pursuant to Rule 424 (b) under the Securities Act, which contains audited consolidated financial statements for the Company as of December 31, 1998 and 1997 and for each of the years in the three year period ended December 31, 1998 and the unaudited condensed consolidated financial statements as of June 30, 1999 and for the six months ended June 30, 1999 and 1998 (Registration No. 333-82487); and

         (b) the description of the Company's common stock, $0.01 par value per share ("Common Stock") contained in the Company's Registration Statement on Form 8-A, filed with the Commission on September 30, 1999 (Registration No. 000-27491).

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") subsequent to the date of this Registration Statement and prior to the termination of the offering of the shares of Common Stock offered hereby shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Because the securities to be awarded pursuant to this registration statement are either (i) registered under Section 12 of the Exchange Act or (ii) plan interests, this item is inapplicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Legal matters in connection with the shares of Common Stock offered hereby were passed upon by Morris, Manning & Martin, L.L.P., Atlanta, Georgia. Members of Morris, Manning & Martin, L.L.P. hold an aggregate of 1,500 shares of the Registrant's common stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Certificate of Incorporation provides that the liability of the Company's directors for monetary damages shall be eliminated to the fullest extent permissible under the Delaware General Corporation Law (the "DGCL") and that the Company may indemnify its officers, employees and agents to the fullest extent permitted under the DGCL.

         The Company's Bylaws provide that the Company must indemnify its directors against all liabilities to the fullest extent permitted under the DGCL and that the Company must advance all reasonable expenses incurred in a proceeding in which a director was either a party or a witness because he or she was a director. The Company has entered into indemnification agreements with its directors and certain of its officers that provide indemnification similar to that provided in the Bylaws.

         The DGCL provides that, in general, a corporation may indemnify an individual who is or was a party to any proceeding (other than action by, or in the right of, such corporation) by reason of the fact that he or she is or was a director of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his or her conduct was unlawful. In the case of proceedings by or in the right of the corporation, the DGCL provides that, in general, a corporation may indemnify an individual who was or is a party to any such proceeding by reason of the fact that he or she is or was a director of the corporation against reasonable expenses incurred in connection with such proceeding, if it is determined that the director has met the relevant standard of conduct. To the extent that any directors are successful on the merits or in the defense of any of the proceedings described above, the DGCL provides that a corporation is required to indemnify such officers or directors against reasonable expenses incurred in connection therewith. The DGCL further provides, in general, for the advancement of reasonable expenses incurred by a director who is a party to a proceeding if the director furnishes the corporation (1) a written affirmation of his good faith belief that he or she has met the standard of conduct under the DGCL or that the proceeding involves conduct for which liability has been eliminated under the corporation's articles of incorporation; and (2) a written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the DGCL provides for the indemnification of officers, employees and agents in certain circumstances.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         As no restricted securities are to be reoffered or resold pursuant to this Registration Statement, this item is inapplicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

      Exhibit No.                      Description
      -----------                      -----------

         3.1 The Company's Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration
                  Statement on Form S-1, filed with the Commission on July 8,
                  1999, Registration Number 333-82487).

         3.2      The Company's Bylaws (incorporated by reference to Exhibit
                  3.2 to the Company's Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration
                  Number 333-82487).

         5.1 Opinion of Morris, Manning & Martin, L.L.P., as to the legality of the securities being registered.

        10.1      Daleen Technologies, Inc. Amended and Restated Stock
                  Incentive Plan (incorporated by reference to Exhibit 10.11 to the Company's Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number
                  333-82487).

        10.2      Daleen Technologies, Inc. 1998 Incentive Stock Option Plan
                  (incorporated by reference to Exhibit 10.12 to the Company's
                  Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number 333-82487).

         10.3     Daleen Technologies, Inc. 1997 Incentive Stock Option Plan
                  (incorporated by reference to Exhibit 10.13 to the Company's
                  Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number 333-82487).

         10.4     Daleen Technologies, Inc. 1995 Incentive Stock Option Plan
                  (incorporated by reference to Exhibit 10.14 to the Company's
                  Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number 333-82487).

         10.5     Daleen Technologies, Inc. 1998 Employee Non-Qualified Stock
                  Option Plan (incorporated by reference to Exhibit 10.15 to the Company's Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number
                  333-82487).

         10.6     Daleen Technologies, Inc. 1996 Employee Non-Qualified Stock
                  Option Plan (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number
                  333-82487).

         10.7     Daleen Technologies, Inc. 1994 Employee Non-Qualified Stock
                  Option Plan (incorporated by reference to Exhibit 10.17 to the Company's Registration Statement on Form S-1, filed with the Commission on July 8, 1999, Registration Number
                  333-82487).

         23.1     Independent Auditors' Consent of KPMG LLP

         23.2     Consent of Morris, Manning & Martin, L.L.P. (included in
                  Exhibit 5.1).

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on this the 13th day of October, 1999.

                                                Daleen Technologies, Inc.


                                            By:/s/ James Daleen
                                               ---------------------------
                                                JAMES DALEEN
                                                Chairman of the Board and
                                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


/s/ James Daleen                         Chairman of the Board                  October 13, 1999
------------------------------------     and Chief Executive Officer
JAMES DALEEN                             (Principal Executive Officer)



/s/ David B. Corey                       President, Chief Operating Officer     October 13, 1999
------------------------------------     and Director
DAVID B. COREY


/s/ Richard A. Schell                    Chief Financial Officer (Principal     October 13, 1999
------------------------------------     Financial and Accounting Officer)
RICHARD A. SCHELL


/s/ Paul G. Cataford                     Director                               October 13, 1999
------------------------------------
PAUL G. CATAFORD


/s/ Neil E. Cox                          Director                               October 13, 1999
------------------------------------
NEIL E. COX


/s/ Daniel J. Foreman                    Director                               October 13, 1999
------------------------------------
DANIEL J. FOREMAN


/s/ Stephen J. Getsy                     Director                               October 13, 1999
------------------------------------
STEPHEN J. GETSY


/s/ Ofer Nemirovsky                      Director                               October 13, 1999
------------------------------------
OFER NEMIROVSKY


/s/ William A. Roper, Jr.                Director                               October 13, 1999
------------------------------------
WILLIAM A. ROPER, JR.

                                 EXHIBIT INDEX

                   EXHIBITS INCORPORATED HEREIN BY REFERENCE

         Designation of Exhibit                Description of Exhibit
         ----------------------                ----------------------

                   3.1              The Company's Certificate of Incorporation
                                    (incorporated by reference to Exhibit 3.1 to the
                                    Company's Registration Statement on Form S-1, filed
                                    with the Commission on July 8, 1999, Registration
                                    Number 333-82487).

                   3.2              The Company's Bylaws (incorporated by reference to
                                    Exhibit 3.2 to the Company's Registration Statement
                                    on Form S-1, filed with the Commission on July 8,
                                    1999, Registration Number 333-82487).

                  10.1              Daleen Technologies, Inc. Amended and Restated Stock
                                    Incentive Plan (incorporated by reference to Exhibit
                                    10.11 to the Company's Registration Statement on
                                    Form S-1, filed with the Commission on July 8, 1999,
                                    Registration Number 333-82487).

                  10.2              Daleen Technologies, Inc. 1998 Incentive Stock
                                    Option Plan (incorporated by reference to Exhibit
                                    10.12 to the Company's Registration Statement on
                                    Form S-1, filed with the Commission on July 8, 1999,
                                    Registration Number 333-82487).

                  10.3              Daleen Technologies, Inc. 1997 Incentive Stock
                                    Option Plan (incorporated by reference to Exhibit
                                    10.13 to the Company's Registration Statement on
                                    Form S-1, filed with the Commission on July 8, 1999,
                                    Registration Number 333-82487).

                  10.4              Daleen Technologies, Inc. 1995 Incentive Stock
                                    Option Plan (incorporated by reference to Exhibit
                                    10.14 to the Company's Registration Statement on
                                    Form S-1, filed with the Commission on July 8, 1999,
                                    Registration Number 333-82487).

                  10.5              Daleen Technologies, Inc. 1998 Employee
                                    Non-Qualified Stock Option Plan (incorporated by
                                    reference to Exhibit 10.15 to the Company's
                                    Registration Statement on Form S-1, filed with the
                                    Commission on July 8, 1999, Registration Number
                                    333-82487).

                  10.6              Daleen Technologies, Inc. 1996 Employee
                                    Non-Qualified Stock Option Plan (incorporated by
                                    reference to Exhibit 10.16 to the Company's
                                    Registration Statement on Form S-1, filed with the
                                    Commission on July 8, 1999, Registration Number
                                    333-82487).

                  10.7              Daleen Technologies, Inc. 1994 Employee
                                    Non-Qualified Stock Option Plan (incorporated by
                                    reference to Exhibit 10.17 to the Company's
                                    Registration Statement on Form S-1, filed with the
                                    Commission on July 8, 1999, Registration Number
                                    333-82487).

                                             EXHIBITS FILED HEREWITH

                   5.1              Opinion of Morris, Manning & Martin, L.L.P., as to
                                    the legality of the securities being registered.

                  23.1              Independent Auditors' Consent of KPMG LLP

                  23.2              Consent of Morris, Manning & Martin, L.L.P.
                                    (included in Exhibit 5.1).